                                                                    EXHIBIT 99.3

               ALLIANCE INTERNATIONAL GROUP, INC. & SUBSIDIARIES

                UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                     SEPTEMBER 30,  DECEMBER 31,
                                                                                         1998           1997
                                                                                     -------------  -------------

                                                     ASSETS
Current assets:
  Cash & cash equivalents..........................................................  $   2,317,118  $   1,735,062
  Trade accounts receivable--net...................................................     13,392,498      9,665,722
  Inventory--net...................................................................      6,813,679      6,998,102
  Other current assets.............................................................        985,669        831,795
                                                                                     -------------  -------------
    Total current assets...........................................................     23,508,964     19,230,681

Property, plant and equipment, net.................................................     15,222,689     16,520,286
Goodwill, net......................................................................     26,899,502     27,005,087
Closure assets.....................................................................             --        536,804
Deferred tax assets................................................................        941,785        941,785
Other non-current assets...........................................................        340,269        336,959
                                                                                     -------------  -------------
    Total assets...................................................................  $  66,913,209  $  64,571,602
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable.................................................................  $   6,417,245  $   6,306,198
  Accrued expenses.................................................................      6,917,599      5,745,548
  Accrued taxes....................................................................      1,641,038        169,864
  Current maturities of long-term obligations and capital leases...................      2,158,727      1,893,156
                                                                                     -------------  -------------
    Total current liabilities......................................................     17,134,609     14,114,766

Long-term liabilities
  Long-term debt obligations, less current maturities..............................     34,558,243     35,391,982
  Deferred taxes...................................................................      4,489,263      4,550,553
  Other liabilities................................................................        807,556        761,404
                                                                                     -------------  -------------
    Total long-term liabilities....................................................     39,855,062     40,703,939

Shareholders' equity
  Common stock A...................................................................            865            865
  Common stock B...................................................................            875            830
  Additional paid in capital.......................................................      9,473,259      9,428,305
  Retained earnings (deficit)......................................................        344,445       (182,337)
  Foreign currency translation adjustment..........................................        104,094        505,234
                                                                                     -------------  -------------
    Total shareholders' equity.....................................................      9,923,538      9,752,897
                                                                                     -------------  -------------
Total liabilities and shareholders' equity.........................................  $  66,913,209  $  64,571,602
                                                                                     -------------  -------------
                                                                                     -------------  -------------

                  ALLIANCE INTERNATIONAL GROUP & SUBSIDIARIES

             UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997

                                                                                         1998           1997
                                                                                     -------------  -------------
Net sales..........................................................................  $  47,641,299  $  44,390,993
Cost of goods sold.................................................................     32,182,914     29,539,587
                                                                                     -------------  -------------
Gross profit.......................................................................     15,458,385     14,851,406

  Selling and advertising..........................................................      4,133,290      3,805,176
  Administrative and general.......................................................      5,577,425      5,480,485
  Amortization of goodwill.........................................................        731,166        416,448
                                                                                     -------------  -------------
Total operating expenses...........................................................     10,441,881      9,702,109

Operating profit...................................................................      5,016,504      5,149,297
                                                                                     -------------  -------------
  Interest income..................................................................         13,751         44,121
  Interest expense.................................................................     (2,493,644)    (1,456,141)
  Other expense, net...............................................................       (433,828)      (699,097)
                                                                                     -------------  -------------
Total other expense................................................................     (2,913,721)    (2,111,117)

Income before taxes................................................................      2,102,783      3,038,180

Income tax expense.................................................................      1,576,001        323,305
                                                                                     -------------  -------------
Net income.........................................................................  $     526,782  $   2,714,875
                                                                                     -------------  -------------
                                                                                     -------------  -------------

               ALLIANCE INTERNATIONAL GROUP, INC. & SUBSIDIARIES

           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997

                                                                                           1998          1997
                                                                                       ------------  -------------
OPERATING ACTIVITIES:
Net income...........................................................................  $    526,782  $   2,714,875
Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization....................................................     2,800,128      1,864,137
    Deferred income taxes............................................................       (61,290)      (116,179)
    Loss on sale of equipment........................................................        51,085          8,459
    Decrease (increase) in operating assets:
      Trade accounts and notes receivable............................................    (3,726,776)       795,077
      Inventories....................................................................       184,423       (495,239)
      Other assets...................................................................      (156,970)      (257,551)
    Increase (decrease) in operating liabilities:
      Accounts payable...............................................................       358,371        (67,342)
      Accrued other expenses.........................................................       998,645       (225,192)
      Income taxes payable...........................................................     1,471,174        (56,310)
      Other liabilities..............................................................       (27,767)            --
                                                                                       ------------  -------------
Net cash provided by operating activities............................................     2,417,805      4,164,735

INVESTING ACTIVITIES
Purchase of property, plant and equipment............................................      (520,469)    (2,150,716)
Sale of property, plant and equipment................................................       485,719             --
Cash paid for acquisition costs......................................................      (467,693)            --
Other investing activities, net......................................................          (214)            --
                                                                                       ------------  -------------
Net cash used in investing activities................................................      (502,657)    (2,150,716)

FINANCING ACTIVITIES
Proceeds from revolving line of credit and long-term borrowing.......................       815,099     20,892,944
Principal repayments on revolving line of credit and long-term borrowing.............    (1,764,706)   (22,247,802)
Payments under capital leases........................................................       (78,149)      (138,882)
Proceeds from issuance of stock......................................................        45,000             --
                                                                                       ------------  -------------
Net cash used in financing activities................................................      (982,756)    (1,493,740)

Exchange rate effect on cash.........................................................      (350,336)      (786,510)
                                                                                       ------------  -------------
Net increase (decrease) in cash and cash equivalents.................................       582,056       (266,231)

Cash and cash equivalents at beginning of period.....................................     1,735,062      3,506,396
                                                                                       ------------  -------------
Cash and cash equivalents at end of period...........................................  $  2,317,118  $   3,240,165
                                                                                       ------------  -------------
                                                                                       ------------  -------------

              ALLIANCE INTERNATIONAL GROUP, INC. AND SUBSIDIARIES

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                               SEPTEMBER 30, 1998

1. BASIS OF PRESENTATION

    The accompanying unaudited condensed consolidated financial statements include the accounts of Alliance International Group, Inc. and its wholly owned subsidiaries (the "Company" or "Alliance"). Certain reclassifications have been made to the prior period presentation to conform to the current presentation.

    The condensed consolidated financial statements of Alliance included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all adjustments, which are of a normal recurring nature, to present fairly the Company's financial position, results of operations and cash flows at the dates and for the periods presented. These condensed consolidated financial statements should be read in conjunction with the Company's audited financial statements and notes thereto included in the Company's audited financial statements for the year ended December 31, 1997. Interim results of operations are not necessarily indicative of results to be expected for the year.

2. INVENTORIES

    At September 30, 1998 and December 31, 1997, components of inventories were as follows:

                                                                                      SEPTEMBER 30,  DECEMBER 31,
                                                                                          1998           1997
                                                                                      -------------  ------------
Raw materials and supplies..........................................................   $ 2,759,506    $2,750,686
Work in process and finished goods..................................................     4,054,173     4,247,416
                                                                                      -------------  ------------
Total...............................................................................   $ 6,813,679    $6,998,102
                                                                                      -------------  ------------
                                                                                      -------------  ------------

3. COMPREHENSIVE INCOME

    Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," which requires companies to disclose components of comprehensive income, defined as the total of net income and all other non-owner changes in equity. This statement requires disclosure only; therefore, its adoption has no effect on the Company's financial position or results of operations.

    Total comprehensive income for the nine months ended September 30, 1998 and 1997 was as follows:

                                                                                              SEPTEMBER 30,
                                                                                        --------------------------
                                                                                           1998          1997
                                                                                        -----------  -------------
Net income............................................................................  $   526,782  $   2,714,875
Other comprehensive income:
  Foreign currency translation adjustment.............................................     (401,140)    (2,114,798)
                                                                                        -----------  -------------
Total comprehensive income............................................................  $   125,642  $     600,077
                                                                                        -----------  -------------
                                                                                        -----------  -------------